Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2024
Significant Accounting Policies [Abstract]
Schedule of Consolidated Net Loss and Other Comprehensive Income (Loss)

The following table summarizes the impact on both consolidated net loss and other comprehensive income (loss) utilizing USD as the functional currency of the Company as of December 31, 2024, compared to the related impact if the functional currency of the Company would have remained AUD (excluding foreign exchange from transactions denominated in AUD recorded in the respective period)

	USD	AUD
	as Functional	as Functional
	Currency	Currency
	(in USD)	(in USD)(*)
		(Unaudited Pro
		Forma)
Financial income, net - attributed to foreign translation gain	203,593	1,347,672
Other comprehensive loss - attributed to foreign currency translation adjustments	(108,302)	(590,030)

(*)	The conversion from AUD into USD was made at the exchange rate as of December 31, 2024, on which AUD 1.00 equalled USD 0.621.